SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):
                         June 30, 2005 (June 27, 2005)


                               RUBY MINING COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                      0-7501                    83-0214117
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                   125 Valleyside Drive, Dallas, Georgia 30157
                     P. O. Box 2240, Dallas, Georgia 30132
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  404-348-4728
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

              3490 Piedmont Rd., Suite 304, Atlanta, Georgia 30305
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

OTHER EVENTS, FINANCIAL STATEMENTS AND EXHIBITS


ITEM 8.01 OTHER EVENTS

On June 27, 2005, Ruby Mining Company (the "Company") completed financing involving the sale of $2,500,000 in secured convertible notes. The notes are to be purchased in three traunches: the first traunche is in the amount of $850,000, which the Company received upon the signing of the definitive investment agreements on June 27, 2005; the second traunche in the amount of $800,000 upon the filing of a registration statement with the Securities and Exchange Commission; and the third traunche in the amount of $850,000 upon the effectiveness of the registration statement. The financing was obtained through The NIR Group of Rosalyn, New York and placed by Laidlaw & Co. (UK) Ltd. of New York City.

Under the terms of the notes, the unpaid principal balance of notes, together with any accrued interest thereon, are due and payable three years after the date of issuance. The unpaid principal balance on the notes that were purchased on June 27, 2005 is due on June 27, 2008. Interest is payable on the notes at 8% per annum, payable quarterly in cash, with six months of interest payable up front. However, the interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.1625, for each trading date during that month.

The notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. The notes are also convertible. The Purchasers have the right to convert their notes at any time into shares of the Company's common stock. The conversion price of the notes is equal to the lesser of (i) $.15 and (ii) the average of the lowest intra-day trading prices during the 20 trading days immediately prior to the conversion date discounted by 50%. However, in no event are the Purchasers allowed to convert any portion of their notes in excess of that portion of the notes upon conversion of which the sum of the number of shares beneficially owned by the Purchasers and the number of shares issuable upon conversion of the portion of the notes with respect to which such determination is being made, would result in beneficial ownership by the Purchasers of more than 4.99% of the Company's outstanding common shares.

The Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding notes at any time, provided there is no event of default by the Company and the Company's stock is trading at or below $.13 per share. An event of default includes the failure by the Company to pay the principal or interest on the notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 155% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 150% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

The Company's right to repay the notes is exercisable on not less than ten trading days prior written notice to the Purchasers. For notice purposes, a trading day is any day on which the Company's common stock is traded for any period on the OTC Bulletin Board. Notwithstanding the notice of prepayment, the Purchasers have the right at all times to convert all or any portion of the notes prior to payment of the prepayment amount.

The Company also has a partial call option under the terms of the notes in any month in which the current price of its common stock is below the initial market price of $.13. Under the terms of the partial call option, the Company has the right to pay the outstanding principal amount of the notes plus one-month's interest for that month, which will stay any conversions of the notes by the Purchasers for that month. The principal amount of the notes to be repaid is determined by dividing the then outstanding principal amount of the notes by the maturity of the notes in months, or 36.

As further consideration to the Purchasers of the notes, the Company is required to issue warrants to the Purchaser to acquire an aggregate of 9,615,385 shares of the Company's common stock at an exercise price of $.25 per share assuming all three tranches are funded. The warrants will have a five year term from the date of issuance, with cashless exercise permitted in the event there is not an effective registration statement registering the warrants. The Company is required to have authorized, and reserve for the purpose of issuance, a sufficient number of shares of its common stock to provide for the full conversion or exercise of the outstanding notes and warrants and the issuance of its common shares in connection therewith (based on the conversion price of the notes and exercise price of the warrants in effect from time to time) and as otherwise required by the notes.

The Company is required to register the shares of its common stock issuable upon the conversion of the notes and the exercise of the warrants. The registration statement must be filed with the SEC within 75 days of the June 27, 2005 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the option of the Company.

The Company intends to use the proceeds from the financing to pay current accounts payable, to complete the first ATLIS(TM) unit, for continuing operations, and, acquisition of capital equipment and working capital.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c)       Exhibits

10.1 Securities Purchase Agreement with AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New
          Millennium Capital Partners II, LLP (the "Purchasers")

10.2      Form of Callable Secured  Convertible Note with each of the
          Purchasers

10.3      Form of Stock Purchase Warrant with each of the Purchasers

10.4      Security Agreement with the Purchasers

10.5      Intellectual Property Security Agreement with the Purchasers

10.6      Registration Statement with the Purchasers

10.7      Guaranty and Pledge Agreement

10.8      Financial Advisory Agreement with Laidlaw & Company (UK) Ltd.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               RUBY MINING COMPANY
                                               (Registrant)


Dated: June 30, 2005                           By    /s/  G. Howard Collingwood
                                                    ----------------------------
                                                    G. Howard Collingwood
                                                    Chairman and CEO